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                                                                    Exhibit 10.9

INDEMNIFICATION AGREEMENTS
     MariLyn R. Blair
     Michael B. Bracy
     Jemima G. Scarpelli f/k/a Brennan
     Jon E. Eliassen
     Graham M. Wilson
     Robert D. Neilson
     Ted C. DeMerritt
     Mary Ann Peters
     Russell E. Vanos
     David G. Remington
     Stuart Edward White
     LeRoy D. Nosbaum
     Dennis A. Shepherd
     John A. Smith
     Deloris R. Duquette
     Michael Chesser
     William L. Brown
     Russell N. Fairbanks, Jr.
     Timothy J. Gelvin
     John W. Hengesh
     Randi L. Neilson
     Robert W. Whitney
     Michael A. Cantelme
     Larry Eggleston
     Thomas S. Glanville
     C. R. Dwiggins, Jr.
     Douglas A. Staker